UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.   20549


                             Form 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                January 29, 1999



                         POTOMAC ELECTRIC POWER COMPANY
      (Exact name of registrant as specified in its charter)



District of Columbia and Virginia           1-1072              53-0127880
 (State or other jurisdiction of         (Commission       (I.R.S. Employer
        incorporation)                    File Number)     Identification No.)



1900 Pennsylvania Avenue, N. W., Washington, D. C.                  20068
     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code            (202) 872-2000


    (Former Name or Former Address, if Changed Since Last Report)



                                                                   Pepco
                                                                   Form 8-K


Item 7.  Financial Statements, Pro-Forma Financial Information and
         Exhibits.

         Exhibits

         Exhibit No.       Description of Exhibit              Reference

            12             Computation of ratios...............Filed herewith.

            23             Consent of Independent
                           Accountants.........................Filed herewith.

            27             Financial Data Schedule.............Filed herewith.

            99             The 1998 consolidated financial
                           statements of the Company and
                           Subsidiary, together with the
                           report thereon of
                           PricewaterhouseCoopers
                           dated January 25, 1999; and
                           Management's Discussion and
                           Analysis of Consolidated Results
                           of Operations and Financial
                           Condition as well as selected
                           financial data......................Filed herewith.

                                                          Pepco
                                                          Form 8-K


                            Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Potomac Electric Power Company
                                           (Registrant)



                                   By ___________________________
                                          Dennis R. Wraase
                                       Senior Vice President and
                                        Chief Financial Offier

January 29, 1999
    DATE